Fair value hierarchy	12 Months Ended
Dec. 31, 2018
Disclosure Of Fair Value Measurement Of Assets [Abstract]
Fair value hierarchy

26.	Fair value hierarchy

Assets recorded at fair value on the consolidated statements of financial position are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:

Level 1 - valuation based on quoted prices (unadjusted) in active markets for identical assets and liabilities. In these consolidated financial statements, other investments (Canopy, Hydropothecary, and ABcann shares) are included in this category.

Level 2 - valuation techniques based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. In these consolidated financial statements, ABcann share purchase warrants are included in this category.

Level 3 - valuation techniques using the inputs for the asset or liability that are not based on observable market data. In these consolidated financial statements, other investments (Evergreen), and biological assets are included in this category.

The Company's policy for determining when transfers between levels of the fair value hierarchy occur is based on the date of the event or changes in circumstances that caused the transfer.

During the year ended December 31, 2018, there were no transfers between levels.

During the year ended December 31, 2017, Hydropothecary and ABcann became publicly traded. Due to these events, the investment in Hydropothecary and ABcann were transferred out of Level 3 as the inputs for the valuation of the investment were no longer unobservable. The investment in Hydropothecary and ABcann were transferred into Level 1 of the fair value hierarchy, as the valuations of the investments were based on quoted prices in an active market.

For all financial instruments classified as amortized cost, the carrying value approximates fair value.